Exhibit 99.1

Volta Inc. to be Acquired by Shell USA, Inc. to Accelerate Decarbonization of the

Transportation Sector

Shell to Acquire Volta in All-Cash Transaction Valuing Volta at Approximately $169 Million

New York, NY (January 18, 2023) -- Volta Inc. (NYSE: VLTA) today announced the execution of a definitive merger agreement under which Shell USA Inc., a subsidiary of Shell plc (NYSE: SHEL), will acquire Volta in an all-cash transaction valued at approximately $169 million. The transaction brings Volta’s powerful dual charging and media network to Shell’s established brand and seeks to unlock robust, long-term growth opportunities in electric vehicle (“EV”) charging.

Under the terms of the merger agreement, Shell USA Inc. will acquire all outstanding shares of Class A common stock of Volta at $0.86 per share in cash upon completion of the merger, which represents an approximate 18 percent premium to the closing price of Volta stock on January 17, 2023, the last full trading day prior to the announcement of the transaction.

Vince Cubbage, Interim Chief Executive Officer, said, “The shift to e-mobility is unstoppable, and Shell recognizes Volta’s industry-leading dual charging and media model delivers a public charging offering that is affordable, reliable, and accessible. While the EV infrastructure market opportunity is potentially enormous, Volta’s ability to capture it independently, in challenging market conditions and with ongoing capital constraints, was limited. This transaction creates value for our shareholders and provides our exceptional employees and other stakeholders a clear path forward.”

Cubbage continued, “Both Volta and Shell have a demonstrated ability to meet the changing needs of customers, and this acquisition will bring that experience together to provide the options that are needed as more drivers choose electric.”

This acquisition builds on the momentum in electric mobility by combining one of the leading EV charging and media companies in the U.S. with one of the world’s largest energy suppliers. The transaction provides the opportunity to unlock Volta’s significant signed pipeline of charging stalls in construction or evaluation and capture the seismic EV charging market opportunity. Following the completion of the transaction, there will be no immediate change in driver experience, Volta Media™ Network capabilities available to advertisers, or services provided to commercial properties and retail locations.

As part of the agreement, an affiliate of Shell will provide subordinated secured term loans to Volta to bridge Volta through the closing of the transaction.

Approvals

Volta’s Board of Directors, having determined that the transaction is in the best interests of the company’s stockholders, has unanimously approved the transaction and recommends that Volta’s stockholders approve the transaction and adopt the merger agreement at the special meeting of stockholders to be called in connection with the transaction.

The transaction is expected to close in the first half of 2023. The closing of the merger is subject to the approval of Volta’s stockholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other applicable regulatory approvals, and other customary closing conditions. Upon closing of the transaction, Volta’s Class A common stock will no longer be listed on any public market.

Advisors

Goldman Sachs & Co. LLC and Barclays Capital Inc. are serving as advisors to Volta, and Shearman & Sterling LLP is serving as Volta’s legal advisor. Raymond James & Associates, Inc. provided a fairness opinion to Volta’s Board of Directors. UBS Securities LLC is serving as a financial advisor to Shell, and Norton Rose Fulbright US LLP is serving as Shell’s legal advisor.

About Volta Inc.

Volta Inc. (NYSE: VLTA) is an industry-leading electric vehicle (“EV”) charging and media company. Volta’s unique network of charging stations powers vehicles and drives business growth while accelerating a clean energy future. Volta delivers value to site hosts, brands, and consumers by installing charging stations that feature large-format digital advertising screens located steps away from the entrances of popular commercial locations. Retailers can attract and influence foot traffic, advertisers can precisely target audiences, and EV drivers can charge their vehicles seamlessly as they go about their daily routines. Volta’s extensive network leverages its proprietary PredictEV® platform, which uses sophisticated behavioral science and machine learning technology to help commercial property owners, cities, and electric utilities plan EV infrastructure intelligently, efficiently, and equitably. To learn more, visit www.voltacharging.com.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Shell USA, Inc. (“Shell”) and Volta Inc. (“Volta”). In connection with the proposed transaction, Volta plans to file a proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF VOLTA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT VOLTA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the Proxy Statement and other relevant materials (when they become available) and other documents filed by Volta at the SEC’s website at www.sec.gov. Copies of the Proxy Statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on Volta’s website at investors.voltacharging.com or by contacting Volta Investor Relations at drew@voltacharging.com.

Participants in Solicitation

Volta and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Volta’s directors and executive officers is available in its proxy statement filed with the SEC on June 13, 2022 and in its current reports on Form 8-K filed with the SEC on June 13, 2022, July 12, 2022, August 2, 2022 and January 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements included in this communication other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based on current expectations and assumptions about future events and currently available information as to the outcome and timing of future events. Such statements are inherently subject to numerous business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond Volta’s control. No assurance can be given that such expectations will be correct or achieved or that the assumptions are accurate or that any transaction will ultimately be consummated. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain Volta stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable regulatory approvals, and (d) other conditions to the consummation of the merger under the merger agreement may not be satisfied; (2) the possibility of the termination of the merger agreement and the effects that any termination of the merger agreement may have on Volta or its business, including the risks that Volta’s stock price may decline significantly and that Volta may not be able to continue as a going concern if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Volta and its business, including the risks that as a result (a) Volta’s business, operating results or stock price may suffer, (b) Volta’s current plans and operations may be disrupted, (c) Volta’s ability to retain or recruit key employees may be adversely affected, (d) Volta’s business relationships (including, customers and suppliers) may be adversely affected, or (e) Volta’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Volta’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Volta and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Volta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q, each as updated or supplemented by subsequent reports that Volta has filed or files with the SEC. The risks and uncertainties may be impacted by the COVID-19 pandemic (including supply chain constraints, labor shortages and inflationary pressure). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made. Should one or more of the risks or uncertainties described in this communication occur, or should underlying assumptions prove incorrect, Volta’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Volta undertakes no obligation to publicly correct or update any forward-looking statement whether as a result of new information, future events or circumstances after the date of this communication, or otherwise.

Contacts

For Investor / Analyst:

Drew Lipsher, Chief Development Officer

Drew@voltacharging.com

For Media / Press:

Jette Speights, SVP of Communications

Jette@voltacharging.com

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